Exhibit 99.2

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter Ended September 30, 2006

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	3,148	708	13	(359)	3,510

Direct costs and expenses
Fuel, purchased power costs and delivery fees	1,348	—	—	(346)	1,002
Operating costs	141	194	2	(3)	334
Depreciation and amortization	80	128	2	1	211

Total direct costs and expenses	1,569	322	4	(348)	1,547

Gross margin	1,579	386	9	(11)	1,963

Other costs and expenses
Selling, general and administrative expenses	153	44	25	(11)	211
Non-operating depreciation and other amortization	2	—	2	1	5
Franchise and revenue-based taxes	31	71	1	(1)	102
Other income	2	(2)	(36)	—	(36)
Other deductions	4	11	8	—	23
Interest income	(61)	(14)	(27)	92	(10)
Interest expense and related charges	109	74	118	(92)	209

Total other costs and expenses	240	184	91	(11)	504

Income (loss) from continuing operations before income taxes	1,339	202	(82)	—	1,459

Income tax expense (benefit)	439	71	(35)	—	475

Income (loss) from continuing operations	900	131	(47)	—	984

Income (loss) from discontinued operations, net of tax effect	—	—	21	(1)	20

Net income (loss)	900	131	(26)	(1)	1,004

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	900	131	(26)	(1)	1,004

Average shares of common stock outstanding, basic (millions)					459
Average shares of common stock outstanding, diluted (millions)					466

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	1.96	0.29	(0.10)	(0.00)	2.15
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	1.96	0.29	(0.10)	(0.00)	2.15
Income (loss) from discontinued operations, net of tax effect	—	—	0.04	—	0.04

Net income (loss) available for common stock	1.96	0.29	(0.06)	—	2.19

Diluted earnings:

Income (loss) from continuing operations	1.93	0.28	(0.10)*	(0.00)	2.11
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	1.93	0.28	(0.10)	(0.00)	2.11
Income (loss) from discontinued operations, net of tax effect	—	—	0.04	—	0.04

Net income (loss) available for common stock	1.93	0.28	(0.06)	—	2.15

Dividends declared					0.413

* Reflects dilution adjustment of 7 million shares

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter Ended September 30, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	2,994	706	7	(393)	3,314

Direct costs and expenses
Fuel, purchased power costs and delivery fees	1,835	—	—	(386)	1,449
Operating costs	151	193	(1)	2	345
Depreciation and amortization	77	122	2	(1)	200

Total direct costs and expenses	2,063	315	1	(385)	1,994

Gross margin	931	391	6	(8)	1,320

Other costs and expenses
Selling, general and administrative expenses	139	49	19	(7)	200
Non-operating depreciation and other amortization	1	—	2	—	3
Franchise and revenue-based taxes	27	65	1	—	93
Other income	(19)	(1)	(14)	(1)	(35)
Other deductions	6	3	2	—	11
Interest income	(21)	(15)	(28)	48	(16)
Interest expense and related charges	102	67	85	(47)	207

Total other costs and expenses	235	168	67	(7)	463

Income (loss) from continuing operations before income taxes	696	223	(61)	(1)	857

Income tax expense (benefit)	237	78	(29)	—	286

Income (loss) from continuing operations	459	145	(32)	(1)	571

Income (loss) from discontinued operations, net of tax effect	(2)	—	(4)	—	(6)

Net income (loss)	457	145	(36)	(1)	565

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	457	145	(36)	(1)	565

Average shares of common stock outstanding, basic (millions)					478
Average shares of common stock outstanding, diluted (millions)					489

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	0.96	0.30	(0.07)	—	1.19
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.96	0.30	(0.07)	—	1.19
Income (loss) from discontinued operations, net of tax effect	—	—	(0.01)	—	(0.01)

Net income (loss) available for common stock	0.96	0.30	(0.08)	—	1.18

Diluted earnings:

Income (loss) from continuing operations	0.94	0.30	(0.07)*	—	1.17
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.94	0.30	(0.07)	—	1.17
Income (loss) from discontinued operations, net of tax effect	—	—	(0.01)	—	(0.01)

Net income (loss) available for common stock	0.94	0.30	(0.08)	—	1.16

Dividends declared					0.282

* Reflects dilution adjustment of 11 million shares

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement—Variance

Quarter Ended September 30, 2006 vs. September 30, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	154	2	6	34	196

Direct costs and expenses
Fuel, purchased power costs and delivery fees	(487)	—	—	40	(447)
Operating costs	(10)	1	3	(5)	(11)
Depreciation and amortization	3	6	—	2	11

Total direct costs and expenses	(494)	7	3	37	(447)

Gross margin	648	(5)	3	(3)	643

Other costs and expenses
Selling, general and administrative expenses	14	(5)	6	(4)	11
Non-operating depreciation and other amortization	1	—	—	1	2
Franchise and revenue-based taxes	4	6	—	(1)	9
Other income	21	(1)	(22)	1	(1)
Other deductions	(2)	8	6	—	12
Interest income	(40)	1	1	44	6
Interest expense and related charges	7	7	33	(45)	2

Total other costs and expenses	5	16	24	(4)	41

Income (loss) from continuing operations before income taxes	643	(21)	(21)	1	602

Income tax expense (benefit)	202	(7)	(6)	—	189

Income (loss) from continuing operations	441	(14)	(15)	1	413

Income (loss) from discontinued operations, net of tax effect	2	—	25	(1)	26

Net income (loss)	443	(14)	10	—	439

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	443	(14)	10	—	439

Average shares of common stock outstanding, basic (millions)					(19)
Average shares of common stock outstanding, diluted (millions)					(23)

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	1.00	(0.01)	(0.03)	(0.00)	0.96
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	1.00	(0.01)	(0.03)		0.96
Income (loss) from discontinued operations, net of tax effect	—	—	0.05	—	0.05

Net income (loss) available for common stock	1.00	(0.01)	0.02	—	1.01

Diluted earnings:

Income (loss) from continuing operations	0.99	(0.02)	(0.03)	(0.00)	0.94
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.99	(0.02)	(0.03)		0.94
Income (loss) from discontinued operations, net of tax effect	—	—	0.05	—	0.05

Net income (loss) available for common stock	0.99	(0.02)	0.02	—	0.99

Dividends declared					0.132

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Year to Date Ended September 30, 2006

(Millions of Dollars)

(Unaudited)

	TXU Energy	TXU Electric	Corporate	Eliminations /
	Segment	Delivery	& Other	Rounding	Total
Operating revenues	7,507	1,874	35	(935)	8,481

Direct costs and expenses
Fuel, purchased power costs and delivery fees	3,081	—	—	(899)	2,182
Operating costs	442	579	2	(5)	1,018
Depreciation and amortization	247	358	9	1	615

Total direct costs and expenses	3,770	937	11	(903)	3,815

Gross margin	3,737	937	24	(32)	4,666

Other costs and expenses
Selling, general and administrative expenses	403	138	75	(34)	582
Non-operating depreciation and other amortization	5	1	7	—	13
Franchise and revenue-based taxes	84	189	2	1	276
Other income	(3)	(2)	(87)	1	(91)
Other deductions	205	13	26	—	244
Interest income	(137)	(43)	(75)	225	(30)
Interest expense and related charges	316	213	336	(225)	640

Total other costs and expenses	873	509	284	(32)	1,634

Income (loss) from continuing operations before income taxes	2,864	428	(260)	—	3,032

Income tax expense (benefit)	985	146	(95)	—	1,036

Income (loss) from continuing operations	1,879	282	(165)	—	1,996
Income (loss) from discontinued operations, net of tax effect	—	—	81	—	81

Net income (loss)	1,879	282	(84)	—	2,077

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	1,879	282	(84)	—	2,077

Average shares of common stock outstanding, basic (millions)					460
Average shares of common stock outstanding, diluted (millions)					469

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	4.08	0.61	(0.35)	(0.00)	4.34
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	4.08	0.61	(0.35)	(0.00)	4.34
Income (loss) from discontinued operations, net of tax effect	—	—	0.18	—	0.18

Net income (loss) available for common stock	4.08	0.61	(0.17)	(0.00)	4.52

Diluted earnings:

Income (loss) from continuing operations	4.01	0.60	(0.35)*	—	4.26
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	4.01	0.60	(0.35)	—	4.26
Income (loss) from discontinued operations, net of tax effect	—	—	0.17	—	0.17

Net income (loss) available for common stock	4.01	0.60	(0.18)	—	4.43

Dividends declared					1.239

* Reflects dilution adjustment of $1 million and 8 million shares

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Year to Date Ended September 30, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy	TXU Electric	Corporate	Eliminations /
	Segment	Delivery	& Other	Rounding	Total
Operating revenues	7,091	1,820	19	(1,023)	7,907

Direct costs and expenses
Fuel, purchased power costs and delivery fees	4,173	—	1	(1,005)	3,169
Operating costs	482	556	2	(1)	1,039
Depreciation and amortization	231	334	6	—	571

Total direct costs and expenses	4,886	890	9	(1,006)	4,779

Gross margin	2,205	930	10	(17)	3,128

Other costs and expenses
Selling, general and administrative expenses	367	140	69	(17)	559
Non-operating depreciation and other amortization	3	—	6	—	9
Franchise and revenue-based taxes	77	179	3	(1)	258
Other income	(28)	(3)	(74)	1	(104)
Other deductions	19	9	21	—	49
Interest income	(42)	(44)	(76)	127	(35)
Interest expense and related charges	287	203	228	(127)	591

Total other costs and expenses	683	484	177	(17)	1,327

Income (loss) from continuing operations before income taxes	1,522	446	(167)	—	1,801

Income tax expense (benefit)	515	144	(218)	—	441

Income (loss) from continuing operations	1,007	302	51	—	1,360
Income (loss) from discontinued operations, net of tax effect	(6)	—	12	—	6

Net income (loss)	1,001	302	63	—	1,366
Preference stock dividends	—	—	10	—	10

Net income (loss) available to common shareholders	1,001	302	53	—	1,356

Average shares of common stock outstanding, basic (millions)					477
Average shares of common stock outstanding, diluted (millions)					487

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	2.11	0.63	0.12	—	2.86
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	2.11	0.63	0.10	—	2.84
Income (loss) from discontinued operations, net of tax effect	(0.01)	—	0.02	—	0.01

Net income (loss) available for common stock	2.10	0.63	0.12	—	2.85

Diluted earnings:

Income (loss) from continuing operations	2.07	0.62	(0.92)*	0.00	1.77
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	2.07	0.62	(0.94)	0.00	1.75
Income (loss) from discontinued operations, net of tax effect	(0.01)	—	0.02	—	0.01

Net income (loss) available for common stock	2.06	0.62	(0.92)	—	1.76

Dividends declared					0.844

* Reflects dilution adjustment of $(498) million and 10 million shares

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement—Variance

Year to Date Ended September 30, 2006 vs. September 30, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy	TXU Electric	Corporate	Eliminations /
	Segment	Delivery	& Other	Rounding	Total
Operating revenues	416	54	16	88	574

Direct costs and expenses
Fuel, purchased power costs and delivery fees	(1,092)	—	(1)	106	(987)
Operating costs	(40)	23	—	(4)	(21)
Depreciation and amortization	16	24	3	1	44

Total direct costs and expenses	(1,116)	47	2	103	(964)

Gross margin	1,532	7	14	(15)	1,538

Other costs and expenses
Selling, general and administrative expenses	36	(2)	6	(17)	23
Non-operating depreciation and other amortization	2	1	1	—	4
Franchise and revenue-based taxes	7	10	(1)	2	18
Other income	25	1	(13)	—	13
Other deductions	186	4	5	—	195
Interest income	(95)	1	1	98	5
Interest expense and related charges	29	10	108	(98)	49

Total other costs and expenses	190	25	107	(15)	307

Income (loss) from continuing operations before income taxes	1,342	(18)	(93)	—	1,231
Income tax expense (benefit)	470	2	123	—	595

Income (loss) from continuing operations	872	(20)	(216)	—	636
Income (loss) from discontinued operations, net of tax effect	6	—	69	—	75

Net income (loss)	878	(20)	(147)	—	711
Preference stock dividends	—	—	(10)	—	(10)

Net income (loss) available to common shareholders	878	(20)	(137)	—	721

Average shares of common stock outstanding, basic (millions)					(16)
Average shares of common stock outstanding, diluted (millions)					(18)

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations	1.97	(0.02)	(0.47)	(0.00)	1.48
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	1.97	(0.02)	(0.45)	(0.00)	1.50
Income (loss) from discontinued operations, net of tax effect	0.01	—	0.16	—	0.17

Net income (loss) available for common stock	1.98	(0.02)	(0.29)	(0.00)	1.67

Diluted earnings:
Income (loss) from continuing operations	1.94	(0.02)	0.57	(0.00)	2.49
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	1.94	(0.02)	0.59	(0.00)	2.51
Income (loss) from discontinued operations, net of tax effect	0.01	—	0.15	—	0.16

Net income (loss) available for common stock	1.95	(0.02)	0.74	—	2.67

Dividends declared					0.395

TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows

(Millions of Dollars)

(Unaudited)

	Nine Months Ended September 30,
	2006	2005
Cash flows—operating activities:
Income from continuing operations	$1,996	$1,360
Adjustments to reconcile income from continuing operations to cash provided by operating activities:
Deferred income tax expenses, including utilization of net operating loss carryforwards	712	99
Depreciation and amortization	676	627
Net effect of unrealized mark-to-market valuations	(214)	87
Impairment of natural gas-fired generation plants	198	—
Bad debt expense	53	37
Net gains on sale of assets, including amortization of deferred gains	(46)	(48)
Stock-based compensation expense	17	24
Litigation settlement insurance recovery	(15)	—
Net equity loss from unconsolidated affiliate	10	—
Amortization of losses on dedesignated cash flow hedges	9	18
Amortization of gain on dedesignated fair value hedges	(6)	(8)
Asset write-down charges	6	—
Charge (credit) related to impaired leases	2	(12)
Change in regulatory-related liabilities	—	(60)
Charge related to coal contract counterparty claim	—	12
Changes in operating assets and liabilities	647	(81)

Cash provided by operating activities from continuing operations	4,045	2,055

Cash flows—financing activities:
Issuances of securities:
Long-term debt	100	71
Common stock	180	6
Retirements/repurchases of securities:
Equity-linked debt	(179)	(31)
Long-term debt	(1,368)	(236)
Common stock	(1,012)	(548)
Preference stock	—	(300)
Preferred stock of subsidiary	—	(38)
Change in notes payable:
Commercial paper	617	—
Banks	(145)	390
Cash dividends paid:
Common stock	(575)	(408)
Preference stock	—	(11)
Excess tax benefit on stock-based compensation	47	28
Debt premium, discount, financing and reacquisition expenses	(17)	(35)

Cash used in financing activities from continuing operations	(2,352)	(1,112)

Cash flows—investing activities:
Capital expenditures	(1,409)	(735)
Nuclear fuel	(77)	(57)
Proceeds from sale of assets	15	76
Purchase of lease trust	(69)	—
Proceeds from pollution control revenue bonds deposited with trustee	(99)	—
Proceeds from sales of nuclear decommissioning trust fund securities	165	127
Investments in nuclear decommissioning trust fund securities	(177)	(138)
Investment in unconsolidated affiliate	(15)	—
Property removal costs	(33)	(34)
Other	(6)	7

Cash used in investing activities from continuing operations	(1,705)	(754)

Discontinued operations:
Cash used in operating activities	(1)	(37)
Cash used in investing activities	—	(3)

Cash used in discontinued operations	(1)	(40)

Net change in cash and cash equivalents	(13)	149

Cash and cash equivalents—beginning balance	37	106

Cash and cash equivalents—ending balance	$24	$255

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

September 30, 2006

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	7	1	16	—	24
Restricted cash	3	57	—	—	60
Advances to affiliates	1,470	—	—	(1,470)	—
Trade accounts receivable—net	947	134	706	(664)	1,123
Income taxes receivable	—	—	581	(581)	—
Trade accounts and other receivables from affiliates	1,500	228	147	(1,875)	—
Inventories	314	64	2	—	380
Commodity contract assets	428	—	—	—	428
Cash flow hedge and other derivative assets	677	—	2	1	680
Accumulated deferred income taxes	236	25	—	(7)	254
Margin deposits related to commodity positions	30	—	—	—	30
Other current assets	67	82	57	(5)	201

Total current assets	5,679	591	1,511	(4,601)	3,180

Restricted cash	101	17	1	(1)	118
Investments	524	81	9,452	(9,367)	690
Property, plant and equipment—net	10,399	7,526	119	—	18,044
Notes or other receivables due from affiliates	700	332	—	(1,032)	—
Goodwill	517	25	—	—	542
Regulatory assets—net	—	1,759	—	—	1,759
Commodity contract assets	167	—	—	—	167
Cash flow hedge and other derivative assets	208	—	10	1	219
Other noncurrent assets	193	101	455	(361)	388

Total assets	18,488	10,432	11,548	(15,361)	25,107

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	655	615	—	—	1,270
Advances from affiliates	—	35	1,434	(1,469)	—
Long-term debt due currently	18	295	77	—	390
Trade accounts payable	776	103	694	(665)	908
Trade accounts and other payables to affiliates	375	—	1,500	(1,875)	—
Commodity contract liabilities	509	—	—	—	509
Cash flow hedge and other derivative liabilities	29	—	23	—	52
Margin deposits related to commodity positions	721	—	—	—	721
Other current liabilities	999	327	342	(592)	1,076

Total current liabilities	4,082	1,375	4,070	(4,601)	4,926

Accumulated deferred income taxes	2,996	1,468	—	(354)	4,110
Investment tax credits	315	54	—	—	369
Commodity contract liabilities	245	—	—	—	245
Cash flow hedge and other derivative liabilities	39	—	62	—	101
Notes or other liabilities due affiliates	332	—	700	(1,032)	—
Long-term debt, less amounts due currently	3,024	3,843	3,854	—	10,721
Other noncurrent liabilities and deferred credits	1,092	693	1,161	(7)	2,939

Total liabilities	12,125	7,433	9,847	(5,994)	23,411

Preferred securities of subsidiaries	—	—	—	—	—

Shareholders’ equity:
Preference stock—not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,491	1,988	1,097	(3,480)	1,096
Retained earnings (deficit)	4,541	1,031	348	(5,576)	344
Accumulated other comprehensive income (loss)	331	(20)	251	(311)	251

Total shareholders’ equity	6,363	2,999	1,701	(9,367)	1,696

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	18,488	10,432	11,548	(15,361)	25,107

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	12	15	9	1	37
Restricted cash	8	46	—	—	54
Advances to affiliates	694	—	—	(694)	—
Trade accounts receivable—net	1,178	112	239	(201)	1,328
Income taxes receivable	361	—	—	(347)	14
Trade accounts and other receivables from affiliates	1,500	189	170	(1,859)	—
Inventories	309	53	2	—	364
Commodity contract assets	1,603	—	—	—	1,603
Cash flow hedge and other derivative assets	63	—	1	1	65
Accumulated deferred income taxes	167	—	550	—	717
Margin deposits related to commodity positions	247	—	—	—	247
Other current assets	77	40	18	(6)	129

Total current assets	6,219	455	989	(3,105)	4,558

Restricted cash	—	13	3	—	16
Investments	501	63	7,366	(7,287)	643
Property, plant and equipment—net	9,994	7,067	132	(1)	17,192
Notes or other receivables due from affiliates	44	362	—	(406)	—
Goodwill	517	25	—	—	542
Regulatory assets—net	—	1,826	—	—	1,826
Commodity contract assets	338	—	—	—	338
Cash flow hedge and other derivative assets	68	—	7	—	75
Other noncurrent assets	204	100	508	(463)	349

Total assets	17,885	9,911	9,005	(11,262)	25,539

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	746	51	—	1	798
Advances from affiliates	—	23	672	(695)	—
Long-term debt due currently	408	93	749	—	1,250
Trade accounts payable	879	125	223	(201)	1,026
Trade accounts and other payables to affiliates	360	—	1,500	(1,860)	—
Commodity contract liabilities	1,481	—	—	—	1,481
Cash flow hedge and other derivative liabilities	260	—	15	—	275
Margin deposits related to commodity positions	357	—	—	—	357
Other current liabilities	469	494	551	(351)	1,163

Total current liabilities	4,960	786	3,710	(3,106)	6,350

Accumulated deferred income taxes	2,752	1,383	—	(438)	3,697
Investment tax credits	326	58	—	—	384
Commodity contract liabilities	516	—	—	—	516
Cash flow hedge and other derivative liabilities	44	—	48	(1)	91
Notes or other liabilities due affiliates	406	—	—	(406)	—
Long-term debt, less amounts due currently	3,144	4,107	4,081	—	11,332
Other noncurrent liabilities and deferred credits	834	642	1,240	(22)	2,694

Total liabilities	12,982	6,976	9,079	(3,973)	25,064

Preferred securities of subsidiaries	528	—	(527)	(1)	—

Shareholders’ equity:
Preference stock—not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,990	1,952	1,769	(3,871)	1,840
Retained earnings (deficit)	2,506	1,004	(1,119)	(3,559)	(1,168)
Accumulated other comprehensive income (loss)	(121)	(21)	(202)	142	(202)

Total shareholders’ equity	4,375	2,935	453	(7,288)	475

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	17,885	9,911	9,005	(11,262)	25,539

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet—Variance

September 30, 2006 vs. December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	(5)	(14)	7	(1)	(13)
Restricted cash	(5)	11	—	—	6
Advances to affiliates	776	—	—	(776)	—
Trade accounts receivable—net	(231)	22	467	(463)	(205)
Income taxes receivable	(361)	—	581	(234)	(14)
Trade accounts and other receivables from affiliates	—	39	(23)	(16)	—
Inventories	5	11	—	—	16
Commodity contract assets	(1,175)	—	—	—	(1,175)
Cash flow hedge and other derivative assets	614	—	1	—	615
Accumulated deferred income taxes	69	25	(550)	(7)	(463)
Margin deposits related to commodity positions	(217)	—	—	—	(217)
Other current assets	(10)	42	39	1	72

Total current assets	(540)	136	522	(1,496)	(1,378)

Restricted cash	101	4	(2)	(1)	102
Investments	23	18	2,086	(2,080)	47
Property, plant and equipment—net	405	459	(13)	1	852
Notes or other receivables due from affiliates	656	(30)	—	(626)	—
Goodwill	—	—	—	—	—
Regulatory assets—net	—	(67)	—	—	(67)
Commodity contract assets	(171)	—	—	—	(171)
Cash flow hedge and other derivative assets	140	—	3	1	144
Other noncurrent assets	(11)	1	(53)	102	39

Total assets	603	521	2,543	(4,099)	(432)

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	(91)	564	—	(1)	472
Advances from affiliates	—	12	762	(774)	—
Long-term debt due currently	(390)	202	(672)	—	(860)
Trade accounts payable	(103)	(22)	471	(464)	(118)
Trade accounts and other payables to affiliates	15	—	—	(15)	—
Commodity contract liabilities	(972)	—	—	—	(972)
Cash flow hedge and other derivative liabilities	(231)	—	8	—	(223)
Margin deposits related to commodity positions	364	—	—	—	364
Other current liabilities	530	(167)	(209)	(241)	(87)

Total current liabilities	(878)	589	360	(1,495)	(1,424)

Accumulated deferred income taxes	244	85	—	84	413
Investment tax credits	(11)	(4)	—	—	(15)
Commodity contract liabilities	(271)	—	—	—	(271)
Cash flow hedge and other derivative liabilities	(5)	—	14	1	10
Notes or other liabilities due affiliates	(74)	—	700	(626)	—
Long-term debt, less amounts due currently	(120)	(264)	(227)	—	(611)
Other noncurrent liabilities and deferred credits	258	51	(79)	15	245

Total liabilities	(857)	457	768	(2,021)	(1,653)

Preferred securities of subsidiaries	(528)	—	527	1	—

Shareholders’ equity:
Preference stock—not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	—	—	—
Additional paid-in capital	(499)	36	(672)	391	(744)
Retained earnings (deficit)	2,035	27	1,467	(2,017)	1,512
Accumulated other comprehensive income (loss)	452	1	453	(453)	453

Total shareholders’ equity	1,988	64	1,248	(2,079)	1,221

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	603	521	2,543	(4,099)	(432)

TXU Corp. Regulatory Summary (at September 30, 2006)

Summary/Events

TXU Energy

Price-to-Beat (PTB) expires 1/1/07. TXU Energy must offer the PTB to all former franchise area residential and small/medium business (< 1MW of load) customers until that date, but can offer rates other than the PTB.

Post Price-to-Beat Strategy was announced in October, 2006 and includes a four-part strategy to lead the retail electricity market including the following elements:

•	Special, one-time customer appreciation bonus of $100 for residential customers who live in areas where TXU Energy Holdings offers PTB. Expected to result in one-time, pre-tax charge of about $165 to $170 million in Q4 2006.
•	Price protection for residential PTB customers of record on December 31, 2006 who remain on basic month-to-month plan and meet certain other criteria, for a period of three years until at least January 1, 2010.
•	New residential pricing plans that offer consumers the option to save money today while also securing long-term price certainty. Additionally, for a limited time, any residential PTB customer who chooses a non-PTB rate plan, or any residential customer who chooses a term plan, will receive a $25 sign-up incentive.
•	Extension of 10% low-income customer discount program through September 1, 2007.

PUC No. 31416 – Evaluation of Default Service for Residential Customers and Review of Rules Relating to the Price to Beat and Provider of Last Resort (POLR)

•	POLR rule approved by PUC in June 2006; applies to POLR service to be provided beginning January 2007.
•	New rule has the following characteristics: 1) pricing formula comprised of energy charge plus customer charge plus non-bypassable charges, 2) requires five largest REPs for each customer class in each Transmission and Distribution Service territory to serve as involuntary POLRs, 3) includes an automatic POLR energy charge floor for residential and small non-residential customers equal to the simple average of the 12 month trailing zonal MCPE, ending September 1 of the preceding year, multiplied by 130%, and 4) includes an automatic POLR energy charge floor for large non-residential customers of $7.25 per MWh.
•	Initiative to mandate a PTB reset to reflect any lower natural gas prices at end of 2006 was defeated.

PUC No. 32874—Petition of the Office of the Public Utility Counsel of Texas to Adopt an Emergency Rule to Suspend Disconnection of Electric Utility Services Due to Extreme and Persistent Heat Conditions and Record High Electricity Prices

•	Emergency rule adopted by PUC on July 21, 2006 and effective immediately; terminated September 30, 2006.
•	Prohibited disconnection of critical care customers and elderly low income customers who contacted their provider; customers only required to pay 25% of deferred bill starting in October, remainder due over five months.
•	All other low income customers were able to avoid disconnection through September by contacting their provider and paying as little as 25% of their electric bills; deferred amount due in five months.

TXU Electric Delivery

General Rate Case: Authorized ROE of 11.25%, based on capital structure of 60% debt, 40% equity. Reports are filed annually for review with the PUC.

In 2004, certain cities within TXU Electric Delivery’s historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU Electric Delivery, which have been established by the PUC, are just and reasonable. The settlement agreement, which was finalized February 22, 2005, avoided any immediate rate actions, but required TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agreed that such a filing was unnecessary. The final settlement amount, including non-litigant cities, was approximately $22 million.

On January 6, 2006, TXU Electric Delivery and the Steering Committee of Cities agreed to terms which extend the February 22, 2005 settlement agreement and resolve outstanding franchise agreement issues with member cities. Under the terms of the agreement, TXU Electric Delivery will postpone filing a rate case until June 2008, based on a 2007 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery expects the total incremental expenses associated with the agreement to be approximately $70 million, essentially all of which will be recognized over the period from May 2006 to June 2008.

PUC No. 32941—Petition of TXU Electric Delivery Company for Approval of TCRF Update

•	Filed July 14, 2006; new TCRF rates effective September 1, 2006.
•	Total annualized revenue increase of $23.5 million.

PUC No. 32462 – Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rate

•	Filed February 28, 2006; new rate was approved April 28, 2006.
•	Total annualized revenue increase of $19 million.

TXU Corp. Summary of Significant Legal Proceedings (at September 30, 2006)

Date Filed	Case Information	Summary and Status

Sep 05	Flaherty & Crumrine Preferred Income Fund Incorporated et al. v. TXU Corp. et al. Civil Action No. 3:05CV1784-G; United States District Court for the Northern District of Texas, Dallas Division	Putative class action filed against TXU Corp. alleging violations of the Securities Exchange Act of 1934 regarding the disclosures concerning the company’s evaluation of its dividend policy in connection with the tender offer for certain securities in September and October 2004. A Motion to Dismiss was filed by the Defendants and the Court entered an Order granting the Motion to Dismiss with prejudice on August 30, 2006. The Plaintiff filed a notice of appeal.

Mar 05	SEC Subpoena	Subpoena requires documents and information from 1/1/01 through 3/31/03. Subpoena states it is a fact finding inquiry and that no violation of law has been concluded. TXU Corp. has responded and will continue to cooperate with the SEC.

Dec 04 – Oct 05	In re Natural Gas Anti-Trust Cases I, II, III, IV, and V; Civil Action in San Diego Superior Court.	Twelve lawsuits filed in various California superior courts by purported customers against TXU Corp. and certain subsidiaries and other California natural gas market participants. The consolidated suits allege that by summer of 2000, defendants manipulated natural gas prices in California in violation of the Cartwright Act and other California state laws. The Court denied TXU Corp.’s Motion to Quash Service for lack of personal jurisdiction. Discovery is in process.

Feb 04	Patrick Goodenough, et al., on behalf of the TXU Thrift Plan, and all other persons similarly situated, vs. TXU Corp. et al.; Case No. 3:02CV2573-K; United States District Court for the Northern District of Texas, Dallas Division	Plaintiffs sought to represent a class of participants in employee benefit plans claiming violation of ERISA. The Plaintiffs’ second class certification motion was denied and the case was dismissed without prejudice on September 29, 2005. The Plaintiffs have filed an appeal of the dismissal to the Fifth Circuit Court of Appeals, and the appeal is pending.

Jan 03 Dec 02 Nov 02 Oct 02	Richard Schwartz, et al., v. TXU Corp et al.; Civil Action No.: 3:02-CV-2243-K; United States District Court for the Northern District of Texas, Dallas Division	A consolidated case which alleged violations of the Securities Act of 1933 and the Securities Exchange Act of 1934. The case was settled in exchange for payment of $150 million, at least $101 million of which has been paid by TXU’s D&O insurance carriers. The Court entered an order approving the settlement on November 8, 2005. There have been appeals filed by some objecting parties.

Note: Although it cannot predict the outcome of the pending unresolved litigation matters described above, TXU Corp. believes that each is without merit and intends to vigorously defend them. Detailed descriptions of these proceedings are available in the company’s 10-K and 10-Q filings with the SEC.